Exhibit 99.2
1 Preliminary Fourth Quarter 2022 Earnings Supplement Fourth Quarter 2022 Preliminary Earnings Supplement January 18, 2023

2 Preliminary Fourth Quarter 2022 Earnings Supplement Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of January 18, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 26 - 37 of our Form 10 - Q filed on November 3, 2022 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Preliminary Fourth Quarter 2022 Earnings Supplement Preliminary Fourth Quarter 2022 Results • Matson’s Ocean Transportation and Logistics business segments performed well in a difficult business environment • Ocean Transportation: – Our China service achieved lower year - over - year volume and freight rates which contributed to the decline in our consolidated operating income – Lower year - over - year volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics: – Lower YoY operating income primarily due to lower contribution from supply chain management consistent with lower demand in Transpacific tradelane • In 4Q22, repurchased ~1.5 million shares for a total cost of $101.9 million

4 Preliminary Fourth Quarter 2022 Earnings Supplement Preliminary Fourth Quarter 2022 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 460.7 $ 70.0 - $ 80.0 Private placement term loans $ 195.0 Logistics 14.8 12.0 - 13.0 Title XI debt 322.5 Total operating income 475.5 82.0 - 93.0 Revolving credit facility - Total debt (1) $ 517.5 Other income (expense), net 1.7 2.2 - 2.2 Interest income - 6.9 - 6.9 Cash and cash equivalents ~ $ 250.0 Interest expense (4.7) (3.7) - (3.7) Income before taxes 472.5 87.4 - 98.4 Capital Construction Fund $ 518.2 Income taxes 78.0 17.5 - 23.6 Effective income tax rate 16.5% 20.0% - 24.0% Net income $ 394.5 $ 69.9 - $ 74.8 Diluted EPS $ 9.39 $ 1.88 - $ 2.01 Quarter Ended December 31, 2022 Quarter Ended December 31, 2022 Quarter Ended December 31, 2021

5 Preliminary Fourth Quarter 2022 Earnings Supplement Commentary on the Transpacific Tradelane • As mentioned on the 3Q22 earnings call, we expected 4Q22 and 1Q23 to be challenging in the Transpacific tradelane as retailers’ inventories adjust to consumer demand levels and as ocean liners reduce vessel capacity to meet lower demand levels • Currently in the Transpacific marketplace, business conditions remain challenging as retailers continue to right - size inventories amidst weakening consumer demand, increasing interest rates and economic uncertainty – As such, we expect our CLX and CLX+ services in 1Q23 and 1H23 to reflect freight demand levels below normalized conditions with lower YoY volumes and a lower rate environment – Absent an economic “hard landing” in the U.S., we expect improved trade dynamics in 2H23 as the Transpacific marketplace transitions to a more normalized level of demand • Regardless of the economic environment, we operate the two fastest and most reliable ocean services and, as a result, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI)

6 Preliminary Fourth Quarter 2022 Earnings Supplement Hawaii Service Fourth Quarter 2022 Performance • Container volume decreased 13.0% YoY – Lower retail - and hospitality - related demand compared to elevated pandemic levels in 4Q21 – Extra week in 4Q21 – 4Q22 volume lower than volume achieved in 4Q19 • During 4Q22, domestic tourist arrivals remained relatively strong although a little softer in December Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (13.0)%

7 Preliminary Fourth Quarter 2022 Earnings Supplement China Service Fourth Quarter 2022 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2021 2022 Note : CCX service started in 3Q21 and ended in 3Q22. 4Q21 volume figure includes the benefit of a 53 rd week. • Container volume decreased 47.2% YoY – Lower demand for our CLX and CLX+ services – No CCX service in 4Q22 • CCX service discontinued in 3Q22 – Extra week in 4Q21 (47.2)%

8 Preliminary Fourth Quarter 2022 Earnings Supplement Guam Service Fourth Quarter 2022 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2021 2022 • Container volume decreased 14.0% YoY primarily due to lower retail - related demand – 4Q22 volume higher than volume achieved in 4Q19 (14.0)%

9 Preliminary Fourth Quarter 2022 Earnings Supplement Alaska Service Fourth Quarter 2022 Performance • Container volume decreased 7.7% YoY – Lower northbound volume primarily due to one less sailing and one less week – Lower southbound volume primarily due to lower domestic seafood volume and one less week – Higher AAX export seafood volume • 4Q22 volume higher than volume achieved in 4Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (7.7)%

10 Preliminary Fourth Quarter 2022 Earnings Supplement Matson Logistics Fourth Quarter 2022 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 $12.0 to $13.0 million • Operating income of $12 to $13 million; YoY decrease of approximately $1.8 to $2.8 million – Primarily due to lower contribution from supply chain management consistent with lower demand in Transpacific tradelane